Supplement to the
Fidelity® MSCI Communication Services Index ETF, Fidelity® MSCI Consumer Discretionary Index ETF, Fidelity® MSCI Consumer Staples Index ETF, Fidelity® MSCI Energy Index ETF, Fidelity® MSCI Financials Index ETF, Fidelity® MSCI Health Care Index ETF, Fidelity® MSCI Industrials Index ETF, Fidelity® MSCI Information Technology Index ETF, Fidelity® MSCI Materials Index ETF, Fidelity® MSCI Real Estate Index ETF, and Fidelity® MSCI Utilities Index ETF
November 29, 2024
Prospectus

Paul Whitehead no longer serves as Portfolio Manager of each fund.
The following information supplements information for each fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matt Waldron (Portfolio Manager) has managed the fund since 2025.
Steven White (Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Jennifer Hsui, Peter Sietsema, Matt Waldron, and Steven White are primarily responsible for the day-to-day management of each fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.
Jennifer Hsui has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for BGFA. Ms. Hsui has been a Portfolio Manager of each fund, except Fidelity® MSCI Real Estate Index ETF, since 2013 and since 2015 for Fidelity® MSCI Real Estate Index ETF.
Peter Sietsema has been with BFA since 2007, including his years with BGI, which merged with BFA in 2009. Mr. Sietsema has been employed by BFA or its affiliates as a Director since 2011 and a Vice President from 2009 to 2010. Mr. Sietsema has been a Portfolio Manager of each fund since 2023.
Matt Waldron has been employed by BFA or its affiliates as a portfolio manager since 2003. He is a Managing Director of BlackRock, Inc. Mr. Waldron has been a Portfolio Manager of each fund since 2025.
Steven White has been employed by BFA or its affiliates as a portfolio manager since 2013. He is a Director of BlackRock, Inc. Mr. White has been a Portfolio Manager of each fund since 2025.
EXT-PSTK-0625-114 1.9858004.114	June 30, 2025